EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly of Netfabric Holdings, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeff Robinson, Chairman and Chief Executive Officer, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 15, 2005

                                     /s/ Jeff Robinson
                                     --------------------------------
                                     Name: Jeff Robinson
                                     Title: Chairman and Chief Executive Officer

     A signed original of this written statement required by Section 906 has been provided to Netfabric Holdings, Inc. and will be retained by Netfabric Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.